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Aerospace
Greg Steiner

Aerospace Snapshot
• Self-lube airframe
 bearings
• Traditional airframe
 bearings
• Flexible drive systems
• Engineered design and
 testing
• Tooling and design &
 manufacture
• Advanced machining
• Composite aerostructure
 manufacturing
• Complex assembly
• Helicopter MRO and
 support
• Bomb and missile safe
 and arm fuzing devices
• High precision measuring
 systems
• Memory products
Aerosystems
Jim Larwood
Kaman Aerospace Group
Fuzing and Precision
Products
Jerry Ricketts
Specialty Bearings and
Engineered Products
Rob Paterson

Aerospace Profile
FY2013 Sales by
FY2014(p) Net Sales    $640M - $660M
FY2014(p) OI% Range   16.5% - 16.7%
Financial Summary
Technology Profile

Aerospace Financial Performance
Revenue Growth
Adj. EBITDA * Growth
$ in millions

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Aircraft Programs/Capabilities
1. Doors
2. Nose landing gear
3. Engine/thrust reverser
4. Flight controls
5. Flaps
6. Main landing gear
7. Rudder
8. Horizontal stabilizer
Bearing Products
Other Products
9. Door assemblies
10. Top covers
11. Fixed leading edge
12. Fixed trailing edge
13. Winglets
14. Wing structures, flaps, slats
15. Access doors
16. Nacelle components

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Aircraft Programs/Capabilities
1. Flexible drive systems
2. Flight control bearings
3. Landing gear bearings
Bearing Products
Other Products
4. Manufacture and assembly of tail
 rotor pylon
5. Blade manufacture, repair and
 overhaul
6. Manufacture and subassembly
 of cabins and structures
7. Manufacture of cockpit

Environment - Overall Aircraft Production
Source : Forecast International
Growth in Commercial Airliners
Stability in Key Defense Programs

1 Part
1 Supplier
4,400 Parts
100+ Suppliers
Environment - Supplier Consolidation
AH-1Z Cabin

Cost Pressures
•  Requiring 15% price reductions
   over 5 yrs.
•  Companies not complying are put
   on a “no fly list” - barred from bidding
   on new business

Aerospace Strategy

Driving Operational Efficiencies
• Commitment to lean manufacturing, continuous improvement,
 automation, and operational excellence
• Extensive program management training and certification to manage costs and drive efficiencies
• Offering lower cost alternatives for customers
 – Mexico, India JV
• Common Aerosystems ERP system is a key enabler of
 consolidation and long-term cost reduction
 – Back office
 – Supply chain
 – Management structure

Market Leading Self-Lube Airframe Bearing Product Lines
Proprietary
Technology
Material Science
Capability
Operational
Excellence
KAron® • KAflex® • Tufflex®
• New Technologies
• New Products
• Customization
• Customer Intimacy
• Work Force
• Lean
• Automation
World Class Performance

Solid Positions on the Largest Commercial Platforms
737
777
787
A380
A350
A320

Increasing Penetration on New Platforms in Specialty Bearings
Airbus A400M
Boeing 787
Virginia Class
Airbus A350
Agusta Westland 169
Gulfstream G650

Fuzing Products
HARPOON
MAVERICK
AMRAAM
FMU-139
TOMAHAWK
JPF
STANDARD
MISSILE
SLAM-ER
SLAM-ER
AMRAAM
TOMAHAWK
STANDARD
MISSILE
AGM-65M
AMRAAM
On a Majority of U.S. Weapon Systems

 • U.S. Air Force (USAF) bomb fuze of choice
 • USAF inventory levels well below desired
 quantity, foreign orders and U.S. Navy
 provide additional opportunities
 • USAF contract extends sole source position
 into 2017
 • Backlog of over $100 million
 • 27 foreign customers
 • System reliability exceeds 98% and field
 reliability is greater than 99%
Bomb Compatibility
- JDAM
- Paveway II and III
- GBU-10, 12, 16, 24, 27, 28, 31, 32,
 38, 54
- BLU-109, 110, 111, 113, 117, 121,
 122, 126
- MK82/BSU-49, MK83/BSU-85,
 MK84/BSU-50
JPF Program

JPF Lot Acceptance Test Reliability
Value Engineering and Operational Excellence
Continually Improving Performance

JPF Field Reliability
Outstanding Operational Reliability

Aerosystems
Composite
Structures
Air Vehicles
& MRO
Structures &
Assembly
Engineering
Services
✓  Structures design
✓  Composite mfg
✓  Machining
✓  Forming
✓  Details mfg
✓  Assembly
✓  Tooling - mold and assembly
✓  Low cost manufacturing
✓  Certification support
✓  MRO/aftermarket support
Mold, Assembly
Tooling
Synergies through common ERP
“One Stop Shopping”

Aerosystems
A330 Composite Wing Panels
H-60 Integrated Cockpits
AH-1Z Cabin Manufacturing and Assembly
Unmanned K-MAX®
A-10 Flight Control Surfaces
G280 Aileron and Winglet

“One Kaman” and Business Development
• Unified approach to business development representing the
 complete Kaman suite of products and services
• Regional sales directors are the cornerstone
 – Senior, seasoned sales executives with broad contacts and industry knowledge
 – Geographically located near major customers
 – Increases customer intimacy for an earlier, more proactive approach to new opportunities
• Transforms us to “influencing” from “reactive”

Driving Growth Through New Programs
747-8 wing-to-body
fairing
G280 winglet
A350 airframe
bearings
AH-1Z cabin
G7000/G8000 fixed
leading edge
Learjet 85
composite door
P-8 composite
operator stations

Opportunities
Navy Programmable Fuze
Commercial K-MAX®
Unmanned K-MAX®
SH-2 Opportunities
Measuring
Structures Programs
Scorpion

Summary
• Market conditions and competitive positions should enable mid to high single digit commercial growth rates
• Defense is program dependent and opportunities remain
• Targeting 3%-6% annual sales growth over the next five years
• We expect to be able to maintain high-teen margins
 – Growing commercial mix
 – Higher value added content
 – Continuous improvement culture
 – ERP cost synergies